UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2020

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On July 1, 2020, Laredo Petroleum, Inc. (the "Company") issued a press release announcing plans to host a teleconference and webcast on Wednesday, August 5, 2020 at 7:30 am Central Time to discuss its financial and operating results for the quarter ended June 30, 2020. A copy of the Company's press release is furnished at Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. To access the call, please dial 1.877.930.8286 or 1.253.336.8309 for international callers, and use conference code 4172567. A replay of the call will be available through Wednesday, August 13, 2020, by dialing 1.855.859.2056, and using conference code 4172567. The webcast may be accessed at the Company's website, www.laredopetro.com, under the tab "Investor Relations."
In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 1, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: July 01, 2020	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer